                    ----------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                 _____________
                                    FORM 8-K
                                 _____________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): July 17, 1999



                        GORGES/QUIK-TO-FIX FOODS, INC.
             (Exact name of registrant as specified in its charter)



         Delaware                            333-20155                                         58-2263508
(State or other jurisdiction          (Commission File Number)                    (IRS Employer Identification No.)
     of incorporation)



                                9441 LBJ Freeway
                                   Suite 214
                              Dallas, Texas  75243
                    (Address of Principal Executive Offices)

                                  972-690-7675
              (Registrant's telephone number, including area code)



                                  Page 1 of 4
                          Index to Exhibits on Page 4

================================================================================
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Item 5.  Other Events.


   On July 17, 1999, Gorges/Quik-to-Fix Foods, Inc. (the "Company") issued a press release announcing that it was voluntarily recalling approximately 600,000 pounds of product because some of the product may have been undercooked. The press release issued in connection therewith is filed herewith as Exhibit 99.1.

   On August 17, 1999, the Company issued a press release announcing the resignation of J. David Culwell as Chief Executive Officer and a director of the Company, and that William D. Day will be joining the Company as its President and Chief Executive Officer. The press release issued in connection therewith is filed herewith as Exhibit 99.2.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


   (a)   Exhibits
         --------

         Exhibit No.  Description
         ----------   -----------


         99.1         Press Release of the Company dated July 17, 1999

         99.2         Press Release of the Company dated August 17, 1999

                                       2
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                                   SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                GORGES/QUIK-TO-FIX FOODS, INC.
                                         (Registrant)



Date: August 18, 1999           By  /s/ Shelley Arnette
                                   ----------------------
                                Shelley Arnette
                                Chief Financial Officer

                               INDEX TO EXHIBITS
                               -----------------


Exhibit
-------

99.1    Press Release of the Company dated July 17, 1999

99.2    Press Release of the Company dated August 17, 1999

                                       4